SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2015

Date of Report (Date of earliest event reported)

SolarWindow Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

10632 Little Patuxent Parkway

Suite 406

Columbia, Maryland 21044

(Address of principal executive offices)

(800) 213-0689

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On March 4, 2015, SolarWindow Technologies, Inc. (the “Company”) entered into a Bridge Loan Agreement (the “Loan Agreement”) with 1420468 Alberta Ltd. (the “Creditor”) pursuant to which the Company borrowed $600,000 at an annual interest rate of 7% (the “Loan”), compounded quarterly; following the occurrence of an event of default, as further specified in the Loan Agreement, the annual interest rate would increase to 15%. The Loan was evidenced by a promissory note with a maturity date of the earlier of: (a) the closing of any equity financing by the Company in excess of $600,000, or (b) September 4, 2015. As a condition to the Creditor’s entry into the Loan Agreement, the Company issued the Creditor a Series L Stock Purchase Warrant (the “Series L Warrant”) to purchase up to 500,000 shares of the Company’s common stock, which are exercisable from September 5, 2015 through March 4, 2020, with an exercise price of $1.20; the Series L Warrant contains a provision allowing the Creditor to exercise the Series L Warrant on a cashless basis as further set forth therein.

The foregoing descriptions of the Series L Warrant and the Loan Agreement (collectively, the “Loan Documents”) contained herein do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Documents filed as Exhibit 4.1 and Exhibit 10.1 hereto and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02. Recent Sales of Unregistered Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The issuance of promissory note and Series L Warrant was completed in accordance with the exemption provided by, without limitation, Regulation S of the Securities Act of 1933, as amended ( “Regulation S”), as promulgated by the U.S. Securities and Exchange Commission, as the sale of the securities were completed in an “offshore transaction, as defined in Rule 902(h) of Regulation S, the Company did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

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Section 9 – Financial Statements and Exhibits

Exhibit No.	Description

4.1	Series L Stock Purchase Warrant*

10.1	Bridge Loan Agreement between New Energy Technologies, Inc. and 1420468 Alberta Ltd. dated March 4, 2015*

________________

* Incorporated by reference to the Current Report on Form 8-K filed by the Registrant on March 10, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 16, 2015.

SolarWindow Technologies, Inc.

By:	/s/ John Conklin
Name:	John Conklin
Title:	President, Chief Executive Officer and Chief Financial Officer

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